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                                                                   EXHIBIT 10.36

[Company letterhead]




January 22, 2004


To Each of the Holders
  of Class A Stock of the Company (the "Class A Stockholders")


               RE: REQUEST FOR WAIVER AND RESTRICTION ON TRANSFER

Ladies and Gentlemen:

                  Reference is made herein to the Restated Certificate of Incorporation, as amended (the "Charter") of John B. Sanfilippo & Son, Inc. (the "Company") effective as of December 10, 1991. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Charter. Reference is further made to the Company's Registration Statement on Form S-3 in connection with the public offering of 1,000,000 shares of Common Stock by the Company, 1,000,000 shares of Common Stock by certain of the Class A Stockholders and up to 300,000 shares of Common Stock pursuant to an over-allotment option granted to the underwriters (the "Offering").

                  The Company hereby requests that, in connection with the Offering, each of you, as a Class A Stockholder, (i) waive your right under the Charter to voluntarily convert any or all of your Class A Stock into an equal number of shares of Common Stock, (ii) agree not to sell, assign, pledge or otherwise transfer, except pursuant to a Permitted Transfer, any shares or any interest in shares of Class A Stock to any person or entity and (iii) agree not to effectuate a Permitted Transfer unless the transferee agrees to be bound by the terms of this Waiver and Restriction on Transfer. The foregoing shall not apply to shares of Class A Stock being converted into Common Stock for the purpose of inclusion in the Offering and shall be effective until such time as the Charter is amended to increase the authorized shares of Common Stock to an amount sufficient to allow for the conversion of all outstanding shares of Class A Stock into an equal number of shares of Common Stock; provided that the Company shall submit for the approval of its stockholders at its next annual meeting a proposal to amend the Charter to increase the authorized shares of Common Stock to an amount sufficient to allow for the conversion of all outstanding shares of Class A Stock into an equal number of shares of Common Stock.

                                       ***

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                  Please acknowledge your receipt of this Request for Waiver and
Restriction on Transfer and indicate your agreement with its terms by signing in the space provided below and returning a copy to my attention.

Yours Truly,



  /s/ MICHAEL J. VALENTINE
----------------------------------------
Michael J. Valentine
Executive Vice President Finance
and Chief Financial Officer

ADDRESS FOR DELIVERY OF REQUEST FOR WAIVER:


John B Sanfilippo & Son, Inc.
2299 Busse Road
Elk Grove Village, IL 60007
Attention:  Michael J. Valentine
Facsimile: (847) 593-9608

ACKNOWLEDGED AND AGREED:



    /s/ JASPER B. SANFILIPPO                                   /s/ MATHIAS A. VALENTINE
    -------------------------------------------------          -------------------------------------------------
    Jasper B. Sanfilippo                                       Mathias A. Valentine


                                                               JASPER B. SANFILIPPO, Trustee


    /S/ MARIAN SANFILIPPO                                 By:  /S/ JASPER B. SANFILIPPO
    -------------------------------------------------          -------------------------------------------------
    Marian Sanfilippo                                          Jasper B. Sanfilippo, not individually but as
                                                               Trustee under the John E. Sanfilippo Trust
                                                               Agreement dated 10/2/91


    JASPER B. SANFILIPPO, Trustee                              JASPER B. SANFILIPPO, Trustee


By: /S/ JASPER B. SANFILIPPO                              By:  /S/ JASPER B. SANFILIPPO
    -------------------------------------------------          -------------------------------------------------
    Jasper B. Sanfilippo, not individually but as              Jasper B. Sanfilippo, not individually but as
    Trustee under the Jeffrey T. Sanfilippo Trust              Trustee under the Lisa Ann Sanfilippo Trust
    Agreement dated 10/4/91                                    Agreement Dated 10/4/91


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
    JASPER B. SANFILIPPO, Trustee                             JASPER B. SANFILIPPO, Trustee


By: /S/ JASPER B. SANFILIPPO                              By: /S/ JASPER B. SANFILIPPO
    -------------------------------------------------         -------------------------------------------------

    Jasper B. Sanfilippo, not individually but as             Jasper B. Sanfilippo, not individually but as
    Trustee under the James J. Sanfilippo Trust               Trustee under the Jasper B. Sanfilippo Jr.
    Agreement Dated 9/26/91                                   Trust Agreement dated 9/23/91


    MARIAN SANFILIPPO, Trustee                                MARIAN SANFILIPPO, Trustee


By: /s/ MARIAN SANFILIPPO                                 By: /s/ MARIAN SANFILIPPO
    -------------------------------------------------         -------------------------------------------------
    Marian Sanfilippo, not individually but as                Marian Sanfilippo, not individually but as
    Trustee under the Jasper B. Sanfilippo, Jr.               Trustee under the Lisa Sanfilippo Irrevocable
    Trust under the Jasper Sanfilippo Children's              Trust 1/21/93
    Trust Agreement Dated 10/8/96


    MARIAN SANFILIPPO, Trustee                                MARIAN SANFILIPPO, Trustee


By: /s/ MARIAN SANFILIPPO                                 By: /s/ MARIAN SANFILIPPO
    -------------------------------------------------         -------------------------------------------------
    Marian Sanfilippo, not individually but as                Marian Sanfilippo, not individually but as
    Trustee under the Jeffrey T. Sanfilippo Trust             Trustee under the James J. Sanfilippo Trust
    under the Jasper Sanfilippo Children's Trust              under the Jasper Sanfilippo Children's Trust
    Agreement Dated 10/8/96                                   Agreement Dated 10/8/96


    MARIAN SANFILIPPO, Trustee                                MICHAEL J. VALENTINE, Trustee

By: /s/ MARIAN SANFILIPPO                                 By: /s/ MICHAEL J. VALENTINE
    -------------------------------------------------         -------------------------------------------------
    Marian Sanfilippo, not individually but as                Michael J. Valentine, not individually but as
    Trustee under the John E. Sanfilippo Trust                Trustee under the Trust for Michael J.
    under the Jasper Sanfilippo Children's Trust              Valentine under the Valentine Trust Dated
    Agreement Dated 10/8/96                                   5/26/91




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
    MICHAEL J. VALENTINE, Trustee                             MICHAEL J. VALENTINE, Trustee



By: /s/ MICHAEL J. VALENTINE                              By: /s/ MICHAEL J. VALENTINE
    -------------------------------------------------         -------------------------------------------------
    Michael J. Valentine, not individually but as             Michael J. Valentine, not individually but as
    Trustee under the Trust for James A. Valentine            Trustee under the Trust for Mary Jo Carroll
    under the Valentine Trust Dated 5/26/91                   under the Valentine Trust Dated 5/26/91